EDITORIAL

Targeting Transforming Growth Factor-beta for Treatment of COVID-19-associated Kawasaki Disease in Children

Fatih M. Uckun[1,2], Vuong Trieu[1]

[1]Immuno-Oncology Program, Oncotelic Inc., Agoura Hills, CA 91301, USA, [2]COVID-19 Task Force, Worldwide Clinical Trials, Wayne, PA, USA

Some children with COVID-19 have developed a "multi-system inflammatory syndrome" with potentially life-threatening complications requiring hospitalization. In many of these pediatric COVID-19 patients, the presenting signs and symptoms (e.g., bilateral bulbar conjunctival injection, oral mucous membrane changes, including injected pharynx, or strawberry tongue, erythema of palms or soles, edema of hands or feet, polymorphous rash, and cervical lymphadenopathy) were consistent with Kawasaki disease (KD).[1,2]

KD is a systemic vasculitis often associated with cardiac complications, including myocarditis and coronary artery (CA) abnormalities, such as dilatation, aneurysm, and/or stenosis, left ventricular dysfunction, pericardial effusion, and mitral valve insufficiency.[3-5] Small CA aneurysms do not affect the survival outcome of pediatric KD patients; large aneurysms with Z-scores ≥10 or an internal diameter >8 mm, on the other hand, have a high risk of obstruction, require systemic anticoagulation, and can cause sudden death due to myocardial infarction (MI) or arrhythmias.[6,7]

Acute MI is the main cause of death in KD.[8-11] Vascular changes also may occur in peripheral arteries and cause ischemia and gangrene due to peripheral arterial blood flow obstruction.[4] Immediate treatment with intravenous immunoglobulin (IVIG) (2 g/kg) in combination with aspirin (30–50 mg/kg/day) can prevent CA aneurysms.[10,11] Close monitoring and diligent management of cardiovascular complications are critical for risk mitigation. Although most KD patients present with thrombocytosis, thrombocytopenia can also occur and may be due to KD shock syndrome[12,13] or macrophage activation syndrome (also known as secondary hemophagocytic lymphohistiocytosis),[14-16] associated with hepatosplenomegaly, cytopenias, hypofibrinogenemia (<1.5 g/L), and hyperferritinemia, two potentially fatal complications that can lead to multi-organ failure.

Noval Rivas *et al*. reported elevated circulating secretory immunoglobulin A (sIgA) in KD patients, as well as elevated sIgA and IgA deposition in vascular tissues in a mouse model of KD vasculitis.[17] Transforming growth factor-beta (TGF-β) signaling in B-cells plays a pivotal role in the induction of isotype switching to IgA production.[18-21] Dedobbeleer *et al*. showed that stimulated human B lymphocytes produce active TGF-β from surface GARP/latent TGF-β complexes with isotype switching to IgA production.[22] A disintegrin and metalloprotease 17 (ADAM17) differentially regulates the TGF-β signaling pathway and has been shown to affect the vascular pathology in KD as well as KD susceptibility through its TGF-Q regulatory effects. Three ADAM17 single nucleotide polymorphisms showed an association with KD risk and KD-related secondary CA lesions.[23] Recent studies by Shimizu *et al*.[24] and Lee *et al*.[25] further confirmed that the TGF-β/SMAD3 signaling pathway plays an important role in KD pathogenesis and that genetic variation in three genes in the pathway (*TGFB2, TGFBR2,* and *SMAD3*) influence KD susceptibility, CA aneurysm formation, aortic root dilatation, and response to IVIG therapy. Reminiscent of the cytokine profiles of COVID-19 patients with severe disease, acute KD is characterized by high levels of interleukin (IL)-6, IL-10, tumor necrosis factor-alpha, and TGF-β.[3] IL-10 and

Address for correspondence:
Fatih M. Uckun, Vice President and Clinical Strategy Lead, Oncology and Hematology, Worldwide Clinical Trials, 480 E. Swedesford Road Suite 200, Wayne, PA 19087, USA.

IL-17 have both been implicated formation of CA aneurysms complicating KD with a risk of death due to aneurysm rupture and/or atherosclerosis causing MI. IL-10, a pro-inflammatory cytokine elevated in severe COVID-19 cases developing ARDS, has been shown to increase TGF-β production and release, TGF-β receptor II upregulation, and IgA secretion in B cells.[26]

We recently reported on the clinical impact potential of the first-in-class anti-TGF-β RNA therapeutic trabedersen/OT101 for the treatment of hypoxemic respiratory failure and ARDS in COVID-19 patients.[27] TGF-β was identified as the exclusive master regulator of the epithelial sodium channel (ENaC).[27] ENAC internalization by alveolar epithelial cells and its upregulation in ARDS causes an ENAC trafficking defect with a marked reduction in the cell-surface abundance of ENaC on lung epithelial cells, thereby rapidly and substantially impairing alveolar fluid reabsorption in ARDS patients and contributing to the persistence of their pulmonary edema.[27] Furthermore, lower TGF-β levels correlated with better survival outcomes. The anti-TGF-β RNA therapeutic trabedersen/OT101 exhibited a favorable clinical safety profile in Phase I and Phase II clinical trials in cancer patients[28,29] and it also exhibited nanomolar *in vitro* potency against SARS-CoV-2.[27] The correlation of lower BAL fluid TGF-β levels with improved survival of ARDS patients taken together with the potent anti-SARS-CoV-2 activity of trabedersen/OT101 supports the concept of reducing TGF-β levels with trabedersen/OT-101 in COVID-19 patients with ARDS.[27] Based on the aforementioned role of TGF-β in KD, we hypothesize that trabedersen/OT-101 may emerge as a clinically useful adjunct to the IVIG therapy and best supportive care in pediatric COVID-19 patients who develop KD.

REFERENCES

1. Jones VG, Mills M, Suarez D, Hogan CA, Yeh D, Bradley Segal J, *et al*. COVID-19 and Kawasaki disease: Novel virus and novel case. Hosp Pediatr 2020. DOI: 10.1542/hpeds.2020-0123.
2. Harahsheh AS, Dahdah N, Newburger JW, Portman MA, Piram M, Tulloh R, *et al*. Missed or delayed diagnosis of Kawasaki disease during the 2019 novel coronavirus disease (COVID-19) pandemic. J Pediatr 2020; S0022-3476(20)30556-4. DOI: 10.1016/j.jpeds.2020.04.052.
3. McCrindle BW, Rowley AH, Newburger JW, Burns JC, Bolger AF, Gewitz M. Diagnosis, treatment, and long-term management of Kawasaki disease: A scientific statement for health professionals from the American heart association. Circulation 2017;135:e927-99.
4. Newburger JW, Takahashi M, Gerber MA, Gewitz MH, Tani LY, Burns JC, *et al*. Diagnosis, treatment, and long-term management of Kawasaki disease: A statement for health professionals from the committee on rheumatic fever, endocarditis and Kawasaki disease, council on cardiovascular disease in the young, American heart association. Circulation 2004;110:2747-71.
5. American Academy of Pediatrics. Kawasaki disease. In: Kimberlin DW, Brady MT, Jackson MA, Long SS, editors. Red Book 2018-2021: Report of the Committee on Infectious Diseases. 31st ed. Itasca, IL: American Academy of Pediatrics; 2018. p. 490.
6. Abrams JY, Belay ED, Uehara R, Maddox RA, Schonberger LB, Nakamura Y. Cardiac complications, earlier treatment, and initial disease severity in Kawasaki disease. J Pediatr 2017;188:64-9.
7. Manlhiot C, Millar K, Golding F, McCrindle BW. Improved classification of coronary artery abnormalities based only on coronary artery z-scores after Kawasaki disease. Pediatr Cardiol 2010;31:242-9.
8. Kato H, Ichinose E, Kawasaki T. Myocardial infarction in Kawasaki disease: Clinical analyses in 195 cases. J Pediatr 1986;108:923-7.
9. Miura M, Kobayashi T, Kaneko T, Ayusawa M, Fukazawa R, Fukushima N, *et al*. Association of severity of coronary artery aneurysms in patients with Kawasaki disease and risk of later coronary events. JAMA Pediatr 2018;172:e180030.
10. Kobayashi T, Saji T, Otani T, Takeuchi K, Nakamura T, Arakawa H, *et al*. Efficacy of immunoglobulin plus prednisolone for prevention of coronary artery abnormalities in severe Kawasaki disease (RAISE study): A randomised, open-label, blinded-endpoints trial. Lancet 2012;379:1613-20.
11. Su D, Wang K, Qin S, Pang Y. Safety and efficacy of warfarin plus aspirin combination therapy for giant coronary artery aneurysm secondary to Kawasaki disease: A meta-analysis. Cardiology 2014;129:55-64.
12. Yim D, Ramsay J, Kothari D, Burgner D. Coronary artery dilatation in toxic shock-like syndrome: The Kawasaki disease shock syndrome. Pediatr Cardiol 2010;31:1232-5.
13. Gatterre P, Oualha M, Dupic L, Iserin F, Bodemer C, Lesage F, *et al*. Kawasaki disease: An unexpected etiology of shock and multiple organ dysfunction syndrome. Intensive Care Med 2012;38:872-8.
14. Palazzi DL, McClain KL, Kaplan SL. Hemophagocytic syndrome after Kawasaki disease. Pediatr Infect Dis J 2003;22:663-6.
15. Latino GA, Manlhiot C, Yeung RS, Chahal N, McCrindle BW. Macrophage activation syndrome in the acute phase of Kawasaki disease. J Pediatr Hematol Oncol 2010;32:527-31.
16. Hendricks M, Pillay S, Davidson A, De Decker R, Lawrenson J. Kawasaki disease preceding haemophagocytic lymphohistiocytosis: Challenges for developing world practitioners. Pediatr Blood Cancer 2010;54:1023-5.
17. Noval Rivas M, Wakita D, Franklin MK, Carvalho TT, Abolhesn A, Gomez AC, *et al*. Intestinal permeability and IgA provoke immune vasculitis linked to cardiovascular inflammation. Immunity 2019;51:508-21.
18. Coffman RL, Lebman DA, Shrader B. Transforming growth factor beta specifically enhances IgA production by lipopolysaccharide-stimulated murine B lymphocytes. J Exp Med 1989;170:1039-44.
19. Cazac BB, Roes J. TGF-beta receptor controls B cell responsiveness and induction of IgA *in vivo*. Immunity 2000;13:443-51.
20. Cerutti A. The regulation of IgA class switching. Nat Rev Immunol 2008;8:421-34.

21. Sonoda E, Matsumoto R, Hitoshi Y, Ishii T, Sugimoto M, Araki S, *et al*. Transforming growth factor beta induces IgA production and acts additively with interleukin 5 for IgA production. J Exp Med 1989;170:1415-20.
22. Dedobbeleer O, Stockis J, Van Der Woning B, Coulie PG, Lucas S. Cutting edge: Active TGF-β1 released from GARP/TGF-β1 complexes on the surface of stimulated human B lymphocytes increases class-switch recombination and production of IgA. J Immunol 2017;199:391-6.
23. Peng Q, Deng Y, Yang X, Leng X, Yang Y, Liu H. Genetic variants of ADAM17 are implicated in the pathological process of Kawasaki disease and secondary coronary artery lesions via the TGF-β/SMAD3 signaling pathway. Eur J Pediatr 2016;175:705-13.
24. Shimizu C, Jain S, Davila S, Hibberd ML, Lin KO, Molkara D, *et al*. Transforming growth factor-beta signaling pathway in patients with Kawasaki disease. Circ Cardiovasc Genet 2011;4:16-25.
25. Lee AM, Shimizu C, Oharaseki T, Takahashi K, Daniels LB, Kahn A, *et al*. Role of TGF-β signaling in remodeling of noncoronary artery aneurysms in Kawasaki disease. Pediatr Dev Pathol 2015;18:310-7.
26. Bagheri Y, Babaha F, Falak R, Yazdani R, Azizi G, Sadri M, *et al*. IL-10 induces TGF-β secretion, TGF-β receptor II upregulation, and IgA secretion in B cells. Eur Cytokine Netw 2019;30:107-13.
27. Uckun FM, Trieu V. Medical-scientific rationale for a randomized, placebo-controlled, phase 2 study of trabedersen/OT-101 in COVID-19 patients with hypoxemic respiratory failure. Ann Pulm Crit Care Med 2020;3:1-9.
28. Uckun FM, Qazi S, Hwang L, Trieu VN. Recurrent or refractory high-grade gliomas treated by convection-enhanced delivery of a TGFβ*2*-targeting RNA therapeutic: A post-hoc analysis with long-term follow-up. Cancers (Basel) 2019;11:E1892.
29. Uckun FM, Trieu V, Hwang L, Qazi S. *In silico* molecular target validation demonstrates transforming growth factor beta 2 is strongly expressed in pediatric diffuse intrinsic pontine glioma and glioblastoma multiforme. Clin Res Pediatr 2019;2:1-10.

How to cite this article: Uckun FM, Trieu V. Targeting Transforming Growth Factor-beta for Treatment of COVID-19-associated Kawasaki Disease in Children. Clin Res Pediatr 2020;3(1):1-3.